Exhibit 99.1

October 2017 A clinical-stage specialty pharmaceutical company dedicated to the development and commercialization of innovative transdermal pharmaceutically-produced cannabinoid treatments for patients with high unmet medical needs

Disclaimer The statements in this presentation may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements, among other things relate to the future operations, opportunities or financial performance of Zynerba Pharmaceuticals, Inc. We may, in some cases, use terms such as “predicts,” “believes,” “potential,” “proposed,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Such statements are subject to numerous important factors, risks and uncertainties that may cause actual events or results to differ materially from the Company’s current expectations. These and other risks are described in our filings with the Securities and Exchange Commission, available at www.sec.gov. Any forward-looking statements that the Company makes in this presentation speak only as of the date of this PRESENTATION. The Company assumes no obligation to update forward-looking statements whether as a result of new information, future events or otherwise, after the date of this presentation. 2 © 2017 Zynerba Pharmaceuticals, Inc. All rights reserved. Zynerba is a trademark of Zynerba Pharmaceuticals, Inc. All other trademarks and registered trademarks are property of their respective owners.

Company Highlights 3 Dedicated to developing and commercializing innovative transdermal pharmaceutically-produced cannabinoid therapeutics Experienced team with proven track record in CNS and pain, and patch / gel transdermal deliveries, such as Testim® and Zecuity® Two potentially pivotal study-ready ZYN002 programs; awaiting meetings with FDA Fragile X: Achieved primary endpoint (p<0.0001) vs baseline in Phase 2 OA: Clinically meaningful impact seen in responder analysis of pain and function (p=0.016) ZYN002 epilepsy STAR 1/STAR 2 data accumulation/analyses ongoing; suggestive of path forward Global ownership of two proprietary product candidates No royalty obligations owed Patent protected out to 2030s $70.2 million in cash and cash equivalents as of June 30, 2017; expected runway into 2019

Compelling Pipeline with Multiple Near-Term Milestones 4 ZYN002 patent protected through 2030 ZYN001 patent protected through 2031 Product Candidate Indication Preclinical Phase 1 Phase 2 Next Milestones ZYN001 – THC Pro-Drug Patch ZYN002 – CBD Gel Epilepsy in Adults with Focal Seizures Osteoarthritis Fragile X Syndrome (US FDA Orphan Drug Designation) Fibromyalgia Peripheral Neuropathic Pain Complete STAR 1 / STAR 2 analyses and determine path forward FDA meeting in 4Q17 FDA meeting in 1H18 Phase 2 Initiation 2H17

5 ZYN002 CBD Gel Clinical Program Developing pharmaceutically-produced CBD formulated as a patent-protected permeation-enhanced gel

ZYN002 – CBD Gel First and only patent-protected permeation-enhanced pharmaceutically-produced cannabidiol gel formulated for transdermal delivery The permeation enhancer in ZYN002 increases the delivery of CBD through the layers of the epidermis and into the circulatory system 6 CBD Delivery

7 ZYN002 CBD Gel Clinical Program Fragile X Syndrome

Fragile X Syndrome (FXS) Overview 8 Autism spectrum disorder with no approved treatment options ~71,000 US patients1; most common inherited intellectual disability X-linked dominant; affects both males and females2 Intellectual disability, attention problems, anxiety, social avoidance co-occur Autism, self injury, aggression and seizures common, particularly in males3 Early intervention gives children best chance of developing a full range of skills4 Significant financial burden / employment impact associated with disorder5 1 Data per The National Fragile X Foundation 2 The National Fragile X Foundation, Handbook of Fragile X-associated disorders, 3rd Addition 3 Centers for Disease Control and Prevention, Fragile X Syndrome: https://www.cdc.gov/ncbddd/fxs/data.html 4 NIH: https://www.nichd.nih.gov/health/topics/fragilex/conditioninfo/Pages/treatments.aspx 5 J Intellect Disabil Res. 2010 Oct;54(10):918-28. doi: 10.1111/j.1365-2788.2010.01320.x. Epub 2010 Aug 26

Fragile X Syndrome Caused by FMR1 Mutation 9 Caused by a mutation in the Fragile X Mental Retardation gene located on the X chromosome Leads to dysregulation of the endocannabinoid pathway including the reduction in endogenous cannabinoids (2-AG and anandamide) Negatively affects synaptic function, plasticity and neuronal connections Results in a spectrum of intellectual disabilities, social anxiety, and memory problems

CBD’s Potential in Fragile X Syndrome Strong scientific rationale for CBD in FXS In mouse knock-out model, inhibition of metabolism of 2-AG improves symptoms CBD inhibits metabolism of anandamide and 2-AG, increasing their availability Strong anxiolytic properties due to serotonin receptor 5-HT1A activation and modulation of GABA channels Phase 2 data provide clinical validation of rationale Unique transdermal delivery may afford patients and caregivers benefits in administering a product in this pediatric and adolescent patient population ZYN002 is extremely well tolerated U.S. Orphan Drug designation for ZYN002 for Fragile X syndrome May provide fastest pathway to approval 10

Fragile X Syndrome Phase 2 Clinical Trial 11 Maintenance Dosing initiated at CBD 50 mg Daily; may be titrated up to 250 mg* Daily Screening Titration Weeks 7 to 12 Day 1 to Week 6 Open label, doses of CBD 50 mg, 100 mg, or 250 mg* Daily 18 patients completed study *In 4.2% gel 20 patients enrolled Treatment of Fragile X Syndrome Anxiety and Behavioral Challenges with CBD (FAB-C) FAB-C Trial – Period 1 FAB-C Trial – Period 2 Up to 12 Months Extension Patients continue on maintenance dose Physician can titrate up or down 13 patients continued into extension

FAB-C Endpoints 12 Changes in Anxiety, Depression and Mood vs. Baseline as Measured by the ADAMS Scale Primary Endpoint (recommended by FDA) Secondary Endpoints Aberrant Behavior Checklist – FXS Specific (ABC-FXS) Clinical Global Impression – Improvement (CGI-I) Pediatric Anxiety Rating Scale (PARS-R) Visual Analog Scale (VAS): Anxiety, hyperactivity, and tantrum/mood lability Vineland Adaptive Behavior III (VABS-III): Communication, living skills, socialization Quality of Sleep: Sleep onset, total sleep, sleep onset latency, nighttime awakenings Pediatric Quality of Life (PedsQL™)

Positive ZYN002 FAB-C Phase 2 Efficacy Data Primary Endpoint: ADAMS Total Score ADAMS total score Improvement vs. baseline (N=20) Changes in Anxiety, Depression and Mood 46% (p<0.0001) ADAMS subscales Improvement vs. baseline (N=20) General Anxiety 54% (p<0.0001) Social Avoidance 53% (p<0.0002) Compulsive Behavior 50% (p=0.0262) Manic/Hyperactive Behavior 35% (p=0.0003) Depressed Mood 29% (p=0.1417) 13

ADAMS Subscales Week 12: Percent Improvement vs. 3rd party data* 14 Manic/hyperactive Behavior Depressed Mood Social Avoidance General Anxiety Compulsive Behavior Baseline: 9.4 Baseline: 8.1 8.7 Baseline: 2.8 Baseline: 3.0 3.1 Baseline: 10.2 Baseline: 6.9 7.5 Baseline: 10.0 Baseline: 7.9 8.3 Baseline: 2.8 Baseline: 3.0 3.4 * Ligsay, A., Van Dijck, A., Nguyen, D. V., Lozano, R., Chen, Y., Bickel, E. S., et al. (2017). A randomized double-blind, placebo-controlled trial of ganaxolone in children and adolescents with fragile x syndrome. Journal of Neurodevelopmental Disorders, 9:26. 54.0% 15.7% 21.5% 52.9% 16.0% 15.9% 50.0% 17.7% 10.0% 35.1% 10.3% 8.6% 28.6% 16.1% -16.7% 0 10 20 30 40 ZYN002 -20 -10 0 10 20 30 Ganaxolone Placebo -20 -10 0 10 20 30 ZYN002 0 10 20 30 40 50 60 Ganaxolone Placebo 0 10 20 30 40 50 60 ZYN002 0 10 20 30 40 50 60 Ganaxolone Placebo 0 10 20 30 40 50 60 ZYN002 0 10 20 30 40 50 60 Ganaxolone Placebo 0 10 20 30 40 50 60 ZYN002

Positive ZYN002 FAB-C Phase 2 Efficacy Data Key Secondary Endpoint: ABC-FXS 15 ABC-FXS subscale Improvement vs. baseline (N=20) Stereotypy: "Repetitive Movements" 59% (p=0.0006) Social Avoidance: "Seeks Isolation" 55% (p=0.0005) Socially Unresponsive/Lethargic: "Does Not Pay Attention" 53% (p=0.0034) Inappropriate Speech: "Repeats Words or Phrases" 43% (p=0.0018) Irritability: "Has Temper Tantrums" 42% (p=0.0096) Hyperactivity: "Disrupts Group Activities" 33% (p=0.0194)

ABC-FXS Subscales Week 12: Percent Improvement vs. 3rd party data* 16 Irritability Temper Tantrums Hyperactivity Disrupts Group Activities Socially Unresponsive / Lethargic Does Not Pay attention Social Avoidance Seeks Isolation Stereotypy Repetitive Movements Baseline: 18.2 Baseline: 18.9 19.6 Baseline: 14.5 Baseline: 13.9 13.9 Baseline: 8.7 Baseline: 6.6 6.9 Baseline: 5.1 Baseline: 3.5 3.1 Baseline: 7.9 Baseline: 7.4 7.1 Inappropriate Speech Repeats Words / Phrases Baseline: 6.1 Baseline: 6.0 6.3 * Ligsay, A., Van Dijck, A., Nguyen, D. V., Lozano, R., Chen, Y., Bickel, E. S., et al. (2017). A randomized double-blind, placebo-controlled trial of ganaxolone in children and adolescents with fragile x syndrome. Journal of Neurodevelopmental Disorders, 9:26. 41.8% 17.9% 16.9% 33.1% 11.5% 18.7% 52.9% 17.4% 15.2% 54.9% 9.7% 31.4% 59.5% 9.9% 23.0% 42.6% 15.9% 15.0% 0 10 20 30 40 50 ZYN002 0 10 20 30 40 Ganaxolone Placebo 0 10 20 30 40 ZYN002 0 10 20 30 40 50 60 Ganaxolone Placebo 0 10 20 30 40 50 60 ZYN002 0 10 20 30 40 50 60 Ganaxolone Placebo 0 10 20 30 40 50 60 ZYN002 0 10 20 30 40 50 60 Ganaxolone Placebo 0 10 20 30 40 50 60 ZYN002 0 10 20 30 40 50 Ganaxolone Placebo 0 10 20 30 40 50 ZYN002

17 Very well tolerated, consistent with previously reported clinical data Two sibling patients discontinued due to worsening of pre-existing eczema Four other patients experienced an AE; no SAEs No drug-related GI events No THC was detected in the plasma 13 patients continued into open label extension Positive ZYN002 FAB-C Phase 2 Safety Data

18 ZYN002 in Fragile X Syndrome: Next Steps Expect to meet with FDA in 1H18 to discuss data and pivotal trial design Goal to move quickly into pivotal Phase 2/3 program in pediatric and adolescent patients with FXS in 2018 Assessing opportunity to present / publish full data set as soon as possible Evaluating opportunity for FDA fast-track, breakthrough status, etc.

19 ZYN002 CBD Gel Clinical Program Osteoarthritis

Potential Path Forward for ZYN002 in Osteoarthritis 20 Phase 2 study data help clarify efficacy, safety, dose, inclusion and exclusion criteria, primary and secondary endpoints, placebo response in OA patients FDA guidelines require pain and function endpoints in pivotal OA programs ZYN002 achieved statistical significance in responder analysis of both pain and function for 250 mg of ZYN002 daily (p=0.016) Did not achieve primary endpoint of reduction from baseline in the weekly mean of the 24-hour average worst pain score at week 12 Excellent tolerability, consistent with previously released data Treatment emergent / treatment related AEs that exceeded 3% of ZYN002 patients and were greater than placebo were application site dryness (3.8%) and headache (3.3%) Evaluating inclusion / exclusion criteria to help minimize placebo response Requesting meeting with FDA, anticipated in 4Q17

21 ZYN002 CBD Gel Clinical Program Focal Seizures in Epilepsy

STAR 1 Study of ZYN002 in Focal Seizures 22 Primary and secondary endpoints did not reach statistical significance compared to placebo Excellent tolerability, consistent with previously reported data Clinically meaningful reductions (>30%) of seizures seen in ongoing STAR 2 open label extension Patients / physicians have requested to continue with open label extension 106 patients of 171 enrolled remain in study (80 of whom are at 6 months)* Further analyses underway to solidify path forward *As of October 10, 2017

23 ZYN001 THC Pro-Drug Patch Clinical Program Studying a pharmaceutically-produced pro-drug of THC in a state-of-the-art drug-adhesive matrix transdermal patch

ZYN001 – THC Pro-Drug Patch 24 Patent-protected pharmaceutically-produced D-glyceric acid ester-Δ9-tetrahydrocannabinol in a transdermal patch ZYN001 is a pro-drug A drug administered in an inactive or less active form, designed to enable more effective delivery, and then converted into a different form through a normal metabolic process Unlike THC, ZYN001 is able to be efficiently absorbed into the skin through transdermal delivery After crossing the stratum corneum, ZYN001 is hydrolyzed to THC and glyceric acid under physiological conditions Structure & Conversion Delivery ZYN001

Note: Based upon FDA approved patch products. These results are not indicative of any preclinical or clinical data for ZYN001. Potential Benefits of Patch Technology 25 Requirement Purpose Non-oral Avoids first-pass metabolism with increased bioavailability and more consistent plasma levels Controlled More consistent, controlled and sustained delivery No “peaks and valleys” as seen with oral Safe Improved safety profile with lower peak plasma levels Non-invasive Blood Level Time Max. Effective Level Min. Effective Level Oral Dosage Form Transdermal System Illustrative Controlled Delivery

Has an analgesic effect in chronic pain models Acts at many sites along pain transmission pathways Third-party clinical data on Nabilone (THC analogue) in patients with fibromyalgia supportive of rationale Approximately 6 million US patients* Potential for THC in Large Indications Role as a CB1 Agonist Modulates Activity 26 Modulates nociceptive thresholds by regulating neuronal activity Third-party clinical data of THC and vaporized/smoked/inhaled cannabis in neuropathic pain supportive of rationale Approximately 15 million US patients* Fibromyalgia Peripheral Neuropathic Pain *Data per Decision Resources

ZYN001 Phase 1 Clinical Trial Underway 27 24 hours 3.5 days 7 days Part 2: Multiple Dose Part 1: Single Dose 3:1 randomization, placebo controlled Multiple doses over 14 days Two formulations selected from Part 1 Multiple formulations of ZYN001 tested in each group 3:1 randomization, placebo controlled 3:1 randomization, placebo controlled Note: Subject to change due to further regulatory, clinical and other considerations.

ZYN001 – THC Pro-Drug Patch Phase 1 Clinical Program Ongoing 28 Trial Patients Dosing PD Evaluations Phase 1 program: Part 1: Single Rising Doses in Normal Subjects Pharmacokinetic profile and tolerability evaluation of multiple formulations of ZYN001 Part 2: Multiple Rising Doses in Normal Subjects Multi-dose pharmacokinetic/ pharmacodynamic profile and tolerability evaluation of two formulations of ZYN001 Up to 48 healthy volunteers Up to 32 healthy volunteers Single dose: Patch worn for 24 hours, 3.5 days, 7 days Multiple doses over 14 days Capsaicin, UV-B and Cold Pressor pain models; cognition and attention (Trail Making, PASAT and Divided Attention); mood (PANAS); subjective drug effects (ACRI) Planned bioequivalence trial* Evaluation of different application sites – upper arm vs. thigh vs. back 24 healthy volunteers Single dose Bioequivalence at arm, thigh and back *Note: Subject to change due to further regulatory, clinical and other considerations.

29 Note: Subject to change due to further regulatory, clinical and other considerations. Trial Patients Dosing Primary Endpoint Timing Efficacy and Tolerability in Patients with Fibromyalgia Double-blind, placebo-controlled 120 patients 12 weeks Change from baseline in Fibromyalgia Impact Questionnaire (FIQ) total score Trial initiation expected 2H17 Efficacy and Tolerability in Patients with Peripheral Neuropathic Pain Double-blind, placebo-controlled 120 patients 12 weeks Visual Analog Scale for pain intensity Trial initiation expected 2H17 ZYN001 – THC Pro-Drug Patch Preliminary Phase 2 Clinical Plan

30 $70.2 million in cash & cash equivalents* We believe that cash is sufficient to fund operations and capital requirements into 2019, including: Completing development of STAR 1 & 2, STOP and FAB-C Phase 2 trials for ZYN002 Completing Phase 1 and Phase 2 studies for ZYN001 Assuming support from FDA, initiating at least one Phase 3 program 13,257,249 shares issued and outstanding* Strong Balance Sheet Provides Expected Runway into 2019 *as of June 30, 2017

Zynerba Remains Well Positioned in the High-Growth Cannabinoid Space 31 Zynerba’s transdermal approach has significant benefits Patent protection Scalable pharmaceutical manufacturing process Attractive COGS and no royalty obligations Sustained, controlled blood levels of drug with excellent tolerability profile Positive Phase 2 in Fragile X Syndrome demonstrates pivotal program readiness Strongest data generated to date in Fragile X syndrome Anticipate 1H18 meeting with FDA to discuss pivotal program Quality and consistency of Phase 2 data provide confidence in replicating in pivotal program Potential for ZYN002 into other autism/anxiety disorders Potential path forward to ZYN002 osteoarthritis Phase 3 program in 2018 Pain/function composite responder endpoint (p=0.016) aligns with FDA’s Phase 3 endpoint requirement Meeting with FDA anticipated in 4Q17 to discuss path to 2018 pivotal studies 2H17 initiation of ZYN001 Phase 2 studies in fibromyalgia and PNP further strengthens pipeline

Randi J. Hagerman, MD Medical Director, UC Davis MIND Institute, Distinguished Professor, Endowed Chair in Fragile X Research, Department of Pediatrics, UC Davis School of Medicine Steven J. Siegel, MD, PhD Chair, Department of Psychiatry and Behavioral Sciences, Keck School of Medicine, University of Southern California Nicole Tartaglia, MD Associate Professor, Pediatrics-Developmental Pediatrics, University of Colorado Denver School of Medicine / Children’s Hospital of Colorado Daniel Clauw, MD Professor of Anesthesiology, Medicine (Rheumatology) & Psychiatry, University of Michigan Philip Mease, MD Clinical Professor, University of Washington, Seattle; Director of Rheumatology Research, Swedish Medical Center Lesley Arnold, MD Professor of Psychiatry and Behavioral Neuroscience, University of Cincinnati Jacqueline French, MD Professor of Neurology, NYU Langone Medical Center Daniel Friedman, MD Clinical Assistant Professor, Department of Psychiatry, NYU Langone Medical Center John Messenheimer, MD Consultant, Neurologist/Epileptologist, John Messenheimer PLLC Michael Rogawski, MD, PhD Professor of Neurology, UC Davis Center for Neuroscience Rodney Radtke, MD Professor of Neurology, Duke University Medical Center Steven P. Cohen, MD Professor Anesthesiology & Critical Care Medicine, Johns Hopkins School of Medicine Mark Wallace, MD Chair, Division of Pain Medicine, University of California San Diego Donald Abrams, MD Professor, University of California San Francisco School of Medicine, Chief of Hematology-Oncology at SF General Hospital Scientific Advisory Board 32 Epilepsy Fragile X Syndrome Osteoarthritis and Fibromyalgia Pain

Investor Relations 33 NASDAQ: ZYNE Analyst Coverage* Jefferies: Biren Amin, PhD Piper Jaffray: Charles C. Duncan, PhD Oppenheimer: Derek Archila H.C. Wainwright: Oren Livnat Roth: Michael Higgins Canaccord Genuity: Arlinda Lee, PhD Cantor Fitzgerald: Elemer Piros, PhD Maxim: Gabrielle Zhou * Note: Any opinions, estimates or forecasts regarding Zynerba Pharmaceuticals, Inc.’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Zynerba Pharmaceuticals, Inc. or its management. Zynerba Pharmaceuticals, Inc. does not by its reference above imply its endorsement of or concurrence with such information, conclusions or recommendations. 484.581.7505 investorrelations@zynerba.com www.zynerba.com @ZynerbaPharma Zynerba Zynerba Investor Contact Will Roberts, VP, Investor Relations and Corporate Communications 484.581.7489

October 2017 A clinical-stage specialty pharmaceutical company dedicated to the development and commercialization of innovative transdermal pharmaceutically-produced cannabinoid treatments for patients with high unmet medical needs